HERSHEY

Annual Meeting of Stockholders

Tuesday, May 17, 2022



Michele Buck

Chairman of the Board, President and Chief Executive Officer



HERSHEY

today's agenda

Welcome

Items of Business

Business Review

Question & Answer

Voting Results

Items of Business

Election of Directors

Ratification of Appointment of Independent Auditors

Advise on Named Executive Officer Compensation

Stockholder Proposal

Voting

Election of Directors

Pamela Arway
James Brown
Victor Crawford
Robert Dutkowsky
Mary Kay Haben
James Katzman
Diane Koken
Robert Malcolm
Anthony Palmer
Juan Perez
Wendy Schoppert
Michele Buck

The Board recommends a vote FOR each of the director nominees

Ratification of Appointment of Independent Auditors

The Board recommends a vote **FOR** ratification of the appointment of **ERNST & YOUNG LLP** as independent auditors for the fiscal year ending December 31, 2022.

HERSHEY

Advise on Named Executive Officer Compensation

The Board recommends a vote FOR approval, on a non-binding advisory basis, of the Company's named executive officer compensation.

HERSHEY

Items of Business

Election of Directors

Ratification of Appointment of Independent Auditors

Advise on Named Executive Officer Compensation

Stockholder Proposal

Voting

American Baptist Home Mission Societies

David Moore

Director of Investments,

American Baptist Home Mission Societies



HERSHEY

Stockholder Proposal

The Board recommends a vote AGAINST the stockholder proposal

HERSHEY

Items of Business

Election of Directors

Ratification of Appointment of Independent Auditors

Advise on Named Executive Officer Compensation

Stockholder Proposal

Voting

today's agenda

Welcome

Items of Business

Business Review

Question & Answer

Voting Results

Forward-Looking Statements

This presentation contains "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Many of these forward-looking statements can be identified by the use of words such as "anticipate," "assume," "believe," "continue," "estimate," "expect," "forecast," "future," "intend," "plan," "potential," "predict," "project," "strategy," "target" and similar terms, and future or conditional tense verbs like "could," "may," "might," "should," "will" and "would," among others. These statements are made based upon current expectations that are subject to risks and uncertainties. Because actual results may differ materially from those contained in the forward-looking statements, you should not place undue reliance on the forward-looking statements when deciding whether to buy, sell or hold the company's securities. Factors that could cause results to differ materially include, but are not limited to: risks related to the impact of the COVID-19 global pandemic on our business, suppliers, distributors, consumers, customers, and employees; the scope and duration of the pandemic; government actions and restrictive measures implemented in response to the pandemic, including the distribution of vaccinations and continuation of social distancing guidelines and stay at home orders; disruptions or inefficiencies in our supply chain due to the loss or disruption of essential manufacturing or supply elements or other factors; issues or concerns related to the quality and safety of our products, ingredients or packaging, human and workplace rights, and other environmental, social or governance matters; risks associated with climate change and other environmental impacts; changes in raw material and other costs, along with the availability of adequate supplies of raw materials; the company's ability to successfully execute business continuity plans to address the COVID-19 pandemic and resulting changes in consumer preferences and the broader economic and operating environment; selling price increases, including volume declines associated with pricing elasticity; market demand for our new and existing products; increased marketplace competition; failure to successfully execute and integrate acquisitions, divestitures and joint ventures; changes in governmental laws and regulations, including taxes; political, economic, and/or financial market conditions, including impacts on our business arising from the conflict between Russia and Ukraine; risks and uncertainties related to our international operations; disruptions, failures or security breaches of our information technology infrastructure; our ability to hire, engage and retain a talented global workforce; our ability to realize expected cost savings and operating efficiencies associated with strategic initiatives or restructuring programs; complications with the design or implementation of our new enterprise resource planning system; and such other matters as discussed in our Annual Report on Form 10-K for the year ended December 31, 2021. All information in this presentation is as of May 17, 2022. The company undertakes no duty to update any forward-looking statement to conform the statement to actual results or changes in the company's expectations.

Execution + Transformation

2017

Reignite confection growth

Accelerate diversification

Transform the operating model

2021

+4.1%
4-Year Retail Sales CAGR
Category Share +100bps

5
brands acquired
~$1B retail sales,
with growth of ~30% in 2021

SKINNYPOP POPCORN, PIRATE'S BOOTY, ONE, LILY'S, Dot's Homestyle Snacks

International profit +~$120M vs '17

Faster decision-making

Enhanced talent development

Expanded ESG commitments

Source: IRI 5 years ended 12/31/21, Hershey Financials

Winning Formula

A GROWING PORTFOLIO OF **BELOVED BRANDS**

UNMATCHED CAPABILITIES CONNECTING US TO CONSUMERS

A DYNAMIC WORKFORCE LEADING US FORWARD

THE LONG-TERM VIEW GUIDING OUR GROWTH

Making more ***moments*** of goodness

A GROWING PORTFOLIO OF

BELOVED BRANDS

Growing into a Snacking Powerhouse



SKINNY POP POPCORN
Reese's
2 PEANUT BUTTER CUPS
HERSHEY'S
LILY'S
COOKIES & CRÈME WHITE CHOCOLATE STYLE
Dot's Homestyle Pretzels
SOUTHWEST SEASONED PRETZEL TWISTS
ORIGINAL SEASONED PRETZEL TWISTS
ORGANIC HERSHEY'S milk chocolate
PIRATE'S BOOTY
Aged White Cheddar
ONE

UNMATCHED CAPABILITIES

CONNECTING US TO CONSUMERS

Advancing Capabilities to Drive Differentiated Performance

Analytics & Digital Infrastructure

Supply Chain



- Integrated Dynamic Planning
- Agile, Efficient Supply Chain
- Incremental Capacity

Customers


SIMPLIFIED FLOW

- Category Insights & Strategies
- Macro Space Planning
- Omni-Channel Activation

Consumers



- Consumer Intelligence
- Agile Media Targeting
- Strategic Revenue Growth Management

HERSHEY


HERSHEY'S
John

Agile and Reliable Supply Chain

- Resilient, growing team
- Disciplined investments in capacity
- Enhanced automation and technology

Record Production
in 2021

+7
Manufacturing lines in 3 years

+2
Distribution & fulfillment centers in 2 years

A DYNAMIC WORKFORCE

LEADING US FORWARD

Investing in People

Improving total rewards package

Enhancing training and development

Creating greater flexibility

Continuous listening


HERSHEY
CONFERENCE





Taking Action to Increase Diversity and Inclusion

Hershey

Enhancing hiring and development programs

Stakeholders

New goals for diverse suppliers

Increasing partnership and community support

Transparency

Strengthening commitments and disclosures

Forbes 2021 WORLD'S TOP FEMALE FRIENDLY COMPANIES POWERED BY STATISTA #1

DiversityInc 2022 TOP 50 COMPANIES FOR DIVERSITY #6

THE CIVIC 50

HUMAN RIGHTS CAMPAIGN FOUNDATION 2021 BEST PLACES TO WORK for LGBTQ Equality 100% CORPORATE EQUALITY INDEX

HERSHEY

THE LONG-TERM VIEW

GUIDING OUR GROWTH

Differentiated Relationships

Across The Value Chain

Farmers



Suppliers



Employees



Retailers



HERSHEY

Advancing our Environmental, Social and Governance Priorities

Cocoa

Responsible Sourcing and Human Rights

Environment

People

Youth

Community



Scaling our cocoa programs to achieve our commitments



Strengthening our **environmental agenda**



Further **embedding ESG** into our business strategy and operations

Peer-Leading Financial Returns

Consistent, on-Algorithm Earnings Growth

Long-Term Target

+6-8%

ADJUSTED EARNINGS PER SHARE

Hershey Adjusted EPS Growth



9.8%
10.3%
14.3%
10-12%
10 YR CAGR
5 YR CAGR
2021
2022E

HERSHEY'S

Source: Hershey Financials; See Appendix for a Reconciliation of GAAP to Adjusted EPS

Strong start to 2022

16.1%
NET SALES GROWTH

35.3%
REPORTED EPS - DILUTED

31.8%
ADJUSTED EPS - DILUTED

Raised

Sales and Earnings Guidance for 2022





HERSHEY

All percentage comparisons presented above for Q1 2022 are with respect to Q1 2021
Source: Hershey Financials; See Appendix for a Reconciliation of GAAP to Adjusted EPS

Healthy Cash Flow Enables Strong Investment and Shareholder Returns

3-YR Operating Cash Flow

$5.5B

›

~60%

Business Investment

- $1.3B capital expenditures
- $2.0B on acquisitions

~40%

Cash Returned to Shareholders

- $2.4B cash returned to shareholders
- 93% 3-Year Cumulative Total Shareholder Return

HERSHEY

Source: Hershey Financials, Investment outpaced cash flow as leverage increased slightly

Investing in the Business for Long-term Growth

Boost Consumer and Retailer Support



Industry leading advertising levels

Proprietary retail sales force

Build a Resilient Supply Chain



Increased manufacturing capacity

Enhanced automation and technology

Scale High Growth, High Margin Acquisitions

Dot's Homestyle Snacks

LILY'S

PIRATE'S BOOTY

SKINNYPOP POPCORN

ONE

PRETZELS INC

Incremental occasions focused on permissibility

Acquired snacking manufacturing capabilities

Strong shareholder returns

Annualized Total Shareholder Return

10-Year


16%
15%
11%
HERSHEY
S&P 500
S&P Food

1-Year


30%
29%
13%
HERSHEY
S&P 500
S&P Food

Source: Factset

Confidence in Long-term Growth


PURE POPPED PERFECTION
SKINNY
POP

Balanced innovation

Enhanced price-pack architecture

More diversification in high-growth segments

Supply chain scale and adaptability

Investment in people, capabilities, and technology

2-4%
Net Sales Growth

6-8%
Adj. EPS Growth

Achieving an All-Time High Stock Price this Year



$223
$143
+55%
Jan '20
May '22

Stock price reflects adjusted market closing price on Thursday, May 12th
Source: Factset

today's agenda

Welcome

Items of Business

Business Review

Question & Answer

Voting Results

HERSHEY

Question & Answer

Keep Questions Brief | Limit to One Topic

* All questions and answers will be posted to the Investor Relations website on May 24th, including those we were unable to address during the live meeting.

today's agenda

Welcome

Items of Business

Business Review

Question & Answer

Voting Results

HERSHEY'S

HERSHEY

Appendix

Reconciliation of GAAP and Non-GAAP Information

For the quarter ended April 3,	2022				
In millions of dollars except per share amounts	Gross Profit	Operating Profit	Interest Expense, net	Net Income	Income Per Share-Diluted
GAAP results	$ 1,245.5	$ 721.0	$ 677.4	$ 533.5	$ 2.57
Adjustments:					
Derivative mark-to-market gains	(27.4)	(27.4)	--	(20.9)	(0.13)
Business realignment activities	--	1.3	--	1.0	--
Acquisition-related costs	3.4	13.0	--	9.9	0.07
Tax effect of all adjustments reflected above	--	--	--	-	0.02
Non-GAAP results	$ 1,221.5	$ 707.9	$ 677.4	$ 523.5	$ 2.53

For the quarter ended April 3,	2022
As reported operating profit margin	27.0%
Non-GAAP operating profit margin (1)	26.6%

(1) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

HERSHEY

Reconciliation of GAAP and Non-GAAP Information

For the quarter ended April 4,	2021				
In millions of dollars except per share amounts	Gross Profit	Operating Profit	Interest Expense, net	Net Income	Income Per Share-Diluted
GAAP results	$ 1,049.0	$ 553.0	$ 514.2	$ 395.8	$ 1.90
Adjustments:					
Derivative mark-to-market gains	(2.3)	(2.3)	--	--	(0.01)
Business realignment activities	4.0	6.9	--	5.7	0.04
Acquisition-related costs	--	0.2	--	0.1	--
Noncontrolling interest share of business realignment and impairment charges	--	--	--	1.1	0.01
Other miscellaneous benefits	--	(2.2)	--	(2.2)	(0.01)
Tax effect of all adjustments reflected above	--	--	--	--	(0.01)
Non-GAAP results	$ 1,050.7	$ 555.7	$ 514.2	$ 400.5	$ 1.92

For the quarter ended April 4,	2021
As reported operating profit margin	24.1%
Non-GAAP operating profit margin (1)	24.2%

(1) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Reconciliation of GAAP and Non-GAAP Information

For the year ended December 31,	2021				
In millions of dollars except per share amounts	Gross Profit	Operating Profit	Interest Expense, net	Net Income	Income Per Share-Diluted
GAAP results	$ 4,048.6	$ 2,043.7	$ 127.4	$ 1,477.5	$ 7.11
Adjustments:					
Derivative mark-to-market gains	(24.4)	(24.4)	--	(15.2)	(0.12)
Business realignment activities	5.2	16.6	--	13.5	0.09
Acquisition-related costs	2.7	33.1	--	25.5	0.16
Noncontrolling interest share of business realignment and impairment charges	--	--	--	5.3	0.03
Other miscellaneous benefits	--	(15.2)	--	(13.7)	(0.07)
Tax effect of all adjustments reflected above	--	--	--	--	(0.01)
Non-GAAP results	$ 4,032.1	$ 2,053.9	$ 127.4	$ 1,492.8	$ 7.19

For the year ended December 31,	2021
As reported operating profit margin	22.8%
Non-GAAP operating profit margin (1)	22.9%

(1) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

Reconciliation of GAAP and Non-GAAP Information

For the year ended December 31,	2020				
In millions of dollars except per share amounts	Gross Profit	Operating Profit	Interest Expense, net	Net Income	Income Per Share-Diluted
GAAP results	$ 3,701.3	$ 1,782.7	$ 149.4	$ 1,278.7	$ 6.11
Adjustments:					
Derivative mark-to-market losses	6.4	6.4	--	5.1	0.03
Business realignment activities	2.2	31.5	--	24.0	0.15
Acquisition-related costs	--	3.6	--	2.8	0.03
Pension settlement charges relating to Company-directed initiatives	--	--	--	2.6	0.02
Long-lived asset impairment charges	--	9.1	--	8.8	0.04
Noncontrolling interest share of business realignment and impairment charges	--	--	--	(3.4)	(0.02)
Other miscellaneous benefits	--	(3.2)	--	(2.4)	(0.01)
Tax effect of all adjustments reflected above	--	--	--	--	(0.06)
Non-GAAP results	$ 3,709.9	$ 1,830.2	$ 149.4	$ 1,316.2	$ 6.29

For the year ended December 31,	2020
As reported operating profit margin	21.9%
Non-GAAP operating profit margin (1)	22.5%

(1) Calculated as non-GAAP operating profit as a percentage of net sales for the period presented.

HERSHEY